SUPPLEMENT DATED JANUARY 28, 2009 TO THE PROSPECTUS
                                       OF
             Seligman Asset Allocation Series, Inc. (the "Series"),
       on behalf of its Seligman Asset Allocation Aggressive Growth Fund,
    Seligman Asset Allocation Growth Fund, Seligman Asset Allocation Moderate
            Growth Fund, and Seligman Asset Allocation Balanced Fund
                 (each, a "Fund" and collectively, the "Funds")


The Board of Directors of the Series has approved RiverSource Service Corporation ("RSC") as the Funds' new transfer and shareholder service agent, and the termination of the Series' relationship with Seligman Data Corp. ("SDC"), the current transfer and shareholder service agent for the Funds, effective on or about May 9, 2009. RSC is an affiliate of the Series' investment manager, RiverSource Investments, LLC. The Boards of Directors/Trustees of certain of the other Seligman funds, including the Underlying Funds (as defined in the Series' Prospectus), have also approved this change with respect to such funds.

The overall transfer and shareholder service agent fees expected to be borne directly and indirectly by the Funds as a result of the services to be provided by RSC are generally expected to be lower than the overall transfer and shareholder service agent fees currently borne directly and indirectly by the Funds under the arrangements with SDC. As a result of the termination of the relationship with SDC, each Underlying Fund (and not each Fund directly) will incur non-recurring charges that would in the aggregate approximate 0.16% of that Underlying Fund's net assets as of January 23, 2009 (the "Non-Recurring Charges"). These Non-Recurring Charges will be incurred by the Underlying Funds over the next several months in accordance with generally accepted accounting principles. Although shareholders of the Funds will not directly incur the Non-Recurring Charges, each Fund's shareholders will bear a proportionate share of the Non-Recurring Charges indirectly as a result of such Funds' investments in the Underlying Funds.